DELAWARE(SM)
INVESTMENTS
===========


                                                    Delaware Tax-Free Idaho Fund
                                                   Delaware Tax-Free Kansas Fund
                                            Delaware Montana Municipal Bond Fund
                                             Delaware Tax-Free North Dakota Fund




Tax-Exempt Income







                                                         2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary

  Delaware Tax-Free
  Idaho Fund                                                    7

  Delaware Tax-Free
  Kansas Fund                                                   8

  Delaware Montana
  Muncipal Bond Fund                                            9

  Delaware Tax-Free
  North Dakota Fund                                            10

Financial Statements

  Statements of Net Assets                                     11

  Statements of Operations                                     20

  Statements of Changes in
  Net Assets                                                   21

  Financial Highlights                                         23

  Notes to Financial
  Statements                                                   35



A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"IN CONTRAST TO
THE CORPORATE SECTOR,
STATE AND LOCAL
GOVERNMENT CREDIT
WORTH GENERALLY DID
NOT WEAKEN IN THE
FALL OF 2000."


April 9, 2001

Recap of Events -- During the six months ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the year progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the six months ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was generally better bond selection in many states, as well as higher yields.

Total Return
For the Period Ended February 28, 2001                       Six Months
-----------------------------------------------------------------------
Delaware Tax-Free Idaho Fund-- Class A Shares                  +5.47%

Delaware Montana Municipal Bond Fund-- Class A Shares          +5.07%

Delaware Tax-Free North Dakota Fund-- Class A Shares           +3.33%

Lipper Other States Municipal Debt Funds Average (82 funds)    +4.29%
-----------------------------------------------------------------------
Delaware Tax-Free Kansas Fund-- Class A Shares                 +4.58%

Lipper Kansas Municipal Debt Funds Average (13 funds)          +4.53%
-----------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                           +5.19%
-----------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

"ALTHOUGH THE
SLOWING U.S. ECONOMY
POSES CHALLENGES TO
MUNICIPAL INVESTORS,
WE ARE CAUTIOUSLY
OPTIMISTIC ABOUT THE
REST OF THE YEAR."

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).

Delaware Municipal Bond Funds for Idaho, Kansas, Montana, and North Dakota provided positive performance during the six months ended February 28, 2001. Performance for three of the four Funds was either in line with, or better than, performance of a relative Lipper peer group. On the following pages, management discusses the specific performance of each Fund for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board may try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be an important investment vehicle which can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              -----------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

     Elizabeth H. Howell
Senior Portfolio Manager

           April 9, 2001

The Funds' Results

During the six-month period ended February 28, 2001, municipal bond markets rose in tandem with U.S. Treasury bonds due to falling interest rates and a slowing U.S. economy. Municipal bond fund total returns for the period have generally been positive. During the period, stock market indexes declined sharply as equity prices struggled under the weight of earnings warnings, the burst in the dot-com bubble, and a spike in energy prices. In 2000, many municipal bond indexes charged toward double-digit returns and handily beat the major stock market indexes for the first time since 1992. These trends convinced investors to place a net $1.03 billion into municipal bond funds in January 2001 (Source:
Investment Company Institute).

For the better part of the period ended February 28, 2001, municipal bond supply was low, as states and municipalities issued less debt. This situation changed in early 2001, however, as the Federal Reserve began to aggressively cut short-term interest rates. Falling interest rates in January 2001 prompted municipalities to access the capital market and issue new debt. In the first two weeks of February, about $9 billion of tax-exempt bond issues came to the market.

The creditworthiness of individual bonds held by mutual funds remains strong. Upgrades continue to outpace credit rating downgrades (Source: Moody's Investors Service). The weakness that was seen in the healthcare sector in the early part of 2000 has improved and healthcare related issues have shown relative improvement.

Delaware Tax-Free Idaho Fund
Delaware Tax-Free Idaho Fund posted a total return of +5.47% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund outperformed the average of the 82 peer funds in the Lipper Other States Municipal Debt Funds Average, which returned +4.29% for the period. We believe the slightly longer duration of Delaware Tax-Free Idaho Fund, compared to those of the funds in its peer group, helped us achieve an above-average return for the period.

The Fund had relatively large allocations in industrial development revenue bonds and healthcare bonds. Both sectors, in concert with our non-rated holdings, performed satisfactorily and enabled the Fund to garner higher-than-average income along with strong total return. Despite the trend of rising bond prices, the Fund was managed for tax efficiency and no capital gains were declared in fiscal 2000.

While Idaho's state economy continues to be dependent on natural resources, it has become more diversified in recent years due to a fast-growing technology sector. One of the state's largest employers is semiconductor manufacturer Micron Technologies (Source: Moody's). Idaho's credit outlook benefits from its conservative debt policies. The state's modest debt levels are far below the national average and the state pension system is fully funded (Source: Moody's).

Delaware Tax-Free Kansas Fund
Delaware Tax-Free Kansas Fund returned +4.58% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund's performance outpaced its average peer, as measured by the Lipper Kansas Municipal Debt Funds Average, which returned +4.53% for the period. Delaware Tax-Free Kansas Fund's average duration was slightly longer than the peer group's average duration. As a result, the Fund's total return performance was slightly better than the average during the declining interest rate environment in late 2000 and early 2001.

During the six-month period ended February 28, 2001, the Fund had investments in BBB and non-rated bonds. While these sectors fell out of favor with institutional investors in early and mid-2000, they experienced a rebound later in 2000 and during the first two months of 2001. As a result, these sectors contributed positively to total return. Along with bolstering the Fund's return, these bonds yield more than higher-rated bonds and helped the Fund achieve an above-average dividend for shareholders. Despite rising bond prices, the Fund was managed for tax efficiency, no capital gains were declared, and it paid only tax-free income to shareholders in 2000.

In 2000, the Kansas economy continued to benefit from increased diversification. A vibrant service sector, particularly the telecommunications and biotechnology industries, helped to compensate for a slight slowdown in manufacturing during the year. Conservative fiscal management has helped keep Kansas' debt in check. Debt service as a percent of the state budget remains at about 1%, and the state has one of the lowest per capita debt ratios in the nation (Source: Standard & Poor's).

Delaware Montana Municipal Bond Fund
Delaware Montana Municipal Bond Fund returned +5.07% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. This compares favorably to the average return for its peer group, as measured by the Lipper Other States Municipal Debt Funds Average, which posted a return of +4.29% for the same period. During the period, the Fund remained fully invested in bonds that are exempt from both federal and state income taxes, including a substantial investment in bonds issued by Montana municipalities. The supply of bonds that are exempt from both federal and state income tax was sparse over the past six months, but adequate for our needs. We believe that the credit quality of the bonds in the Fund is strong.

Despite rising bond prices, the Fund was managed for tax efficiency. No capital gains were declared and the Fund paid only tax-free income to shareholders in 2000.

Montana has seen strong gains in its population and non-agricultural/non-mining employment throughout the mid-1990s. The largest non-farm sectors include services, wholesale, retail trade, and government. Still, 10% of total state employment is tied to agriculture -- three times the U.S. level (Source:
Moody's). Strong revenue growth, mainly from higher individual tax collections, helped the state end fiscal 1999 with a higher-than-projected general fund balance. Projections for fiscal year 2000 are for general revenue growth of about 6% (Source: Moody's).

Delaware Tax-Free North Dakota Fund
Delaware Tax-Free North Dakota Fund returned +3.33% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund's return lagged that of its peers, as measured by the Lipper Other States Municipal Debt Funds Average, which returned +4.29% for the same period. The Fund slightly underperformed its peer funds because of one case of credit disappointment, and because of the sub-par performance of bonds of an assisted living facility located in Grand Forks.

Beginning in the early 1990s, North Dakota began a long-term economic development program to reduce the state's dependence on agricultural employment and boost the manufacturing sector (Source: Moody's). The state also has been trying to stem population loss. Two major universities, North Dakota State University and the University of North Dakota, are playing a major role in this effort. Growing areas of the economy include healthcare, financial services and trade -- chiefly due to the state's access to Canadian markets (Source:
Moody's).


Outlook
We believe that 2001 will be a challenging year due to slowing domestic and international economies. Pronounced weakness in a broad range of indicators prompted the Federal Reserve to cut short-term interest rates just after the New Year in an effort to stave off recession. In the months ahead, we believe the Fed will make further cuts, though the timing and size of those reductions are unclear. In the past, bonds have typically outperformed stocks during Fed interest rate reduction cycles. Therefore, we are optimistic that the coming months will continue to be a favorable climate for bonds.

After the new Bush Administration's $1.6 trillion tax cut proposal was announced, many bondholders worried about the plan's possible impacts on their investments. Under President Bush's proposed plan, the top marginal tax rate would be gradually lowered from 39.6% to 33% over a 10-year period. In our opinion, Bush's tax package should have little impact on municipal bonds. The tax-equivalent yields on municipal bonds -- even at the proposed reduced top 33% tax bracket -- should remain compelling, especially when compared with alternative fixed-income investments, such as corporate or Treasury bonds.

In our opinion, municipal bond funds will continue to be important investment vehicles, which can provide diversification and stability to an investor's overall portfolio, as well as providing individual investors with a vehicle that strives to preserve capital and generate tax-free income.*

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
-----------

As of February 28, 2001

Fund Objective

The Fund seeks as high a level
of current income exempt from
federal income tax and from the
Idaho state personal income tax
as is consistent with preservation
of capital.

Total Fund Net Assets
$51.65 million

Number of Holdings
58

Fund Start Date
January 4, 1995

Your Fund Manager
Elizabeth H. Howell joined
Delaware Investments via its
acquisition of Voyageur Fund
Managers in 1997. She
previously held management
positions at Windsor Financial
Group, Loomis Sayles, and
Eaton Vance Management. She
holds a bachelor's degree from
Skidmore College, an MBA from
Babson College, and is a member
of the Twin Cities Securities
Analysts Society.

Nasdaq Symbols
Class A  VIDAX
Class B  DVTIX
Class C  DVICX


DELAWARE TAX-FREE IDAHO FUND PERFORMANCE
----------------------------------------

Average Annual Total Returns
Through February 28, 2001                     Lifetime  Five Years    One Year
--------------------------------------------------------------------------------
  Class A (Est. 1/4/95)
     Excluding Sales Charge                    +7.05%      +5.28%      +12.38%
     Including Sales Charge                    +6.39%      +4.47%       +8.20%
--------------------------------------------------------------------------------
  Class B (Est. 3/16/95)
     Excluding Sales Charge                    +5.48%      +4.58%      +11.56%
     Including Sales Charge                    +5.35%      +4.24%       +7.56%
--------------------------------------------------------------------------------
  Class C (Est. 1/11/95)
     Excluding Sales Charge                    +6.14%      +4.48%      +11.57%
     Including Sales Charge                    +6.14%      +4.48%      +10.57%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level
of current income exempt from
federal income tax and from the
Kansas state personal income tax
as is consistent with preservation
of capital.

Total Fund Net Assets
$15.01 million

Number of Holdings
39

Fund Start Date
November 30, 1992

Your Fund Manager
Elizabeth H. Howell



Nasdaq Symbols
Class A    VKSTX
Class B    DVKBX
Class C    DVKCX



DELAWARE TAX-FREE KANSAS FUND PERFORMANCE
-----------------------------------------

Average Annual Total Returns
Through February 28, 2001                      Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
  Class A (Est. 11/30/92)
     Excluding Sales Charge                     +6.28%      +5.38%      +10.57%
     Including Sales Charge                     +5.79%      +4.58%       +6.40%
--------------------------------------------------------------------------------
  Class B (Est. 4/8/95)
     Excluding Sales Charge                     +5.30%      +4.62%       +9.73%
     Including Sales Charge                     +5.17%      +4.29%       +5.73%
--------------------------------------------------------------------------------
  Class C (Est. 4/12/95)
     Excluding Sales Charge                     +5.28%      +4.66%       +9.85%
     Including Sales Charge                     +5.28%      +4.66%       +8.85%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Kansas Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from
federal income tax and from the
Montana state personal income
tax as is consistent with
preservation of capital.

Total Fund Net Assets
$4.70 million

Number of Holdings
26

Fund Start Date
November 2, 1999

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A   DMTAX
Class B   DMTBX
Class C   DMTCX




DELAWARE MONTANA MUNICIPAL BOND
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through February 28, 2001                                   Lifetime    One Year
--------------------------------------------------------------------------------
  Class A (Est. 11/2/99)
     Excluding Sales Charge                                  +8.50%     +10.92%
     Including Sales Charge                                  +5.49%      +6.83%
--------------------------------------------------------------------------------
  Class B (Est. 11/2/99)
     Excluding Sales Charge                                  +7.86%     +10.10%
     Including Sales Charge                                  +4.91%      +6.10%
--------------------------------------------------------------------------------
  Class C (Est. 11/2/99)
     Excluding Sales Charge                                  +7.86%     +10.10%
     Including Sales Charge                                  +7.86%      +9.10%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Montana Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective

The Fund seeks as high a level
of current income exempt from
federal income tax and from the
North Dakota state personal
income tax as is consistent with
preservation of capital.

Total Fund Net Assets
$22.54 million

Number of Holdings
29

Fund Start Date
April 1, 1991

Your Fund Manager
Elizabeth H. Howell


Nasdaq Symbols
Class A    VNDTX
Class B    DVTDX
Class C    DVFDX



DELAWARE TAX-FREE NORTH DAKOTA
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through February 28, 2001                     Lifetime   Five Years     One Year
--------------------------------------------------------------------------------
  Class A (Est. 4/1/91)
     Excluding Sales Charge                     +6.55%      +4.80%       +8.96%
     Including Sales Charge                     +6.14%      +4.01%       +4.91%
--------------------------------------------------------------------------------
  Class B (Est. 5/10/94)
     Excluding Sales Charge                     +5.43%      +4.11%       +8.15%
     Including Sales Charge                     +5.43%      +3.78%       +4.15%
--------------------------------------------------------------------------------
  Class C (Est. 7/29/95)
     Excluding Sales Charge                     +4.65%      +3.94%       +8.05%
     Including Sales Charge                     +4.65%      +3.94%       +7.05%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free North Dakota Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statements of Net Assets

DELAWARE TAX-FREE IDAHO FUND
----------------------------

                                                        Principal     Market
February 28, 2001 (Unaudited)                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.84%
General Obligation Bonds - 4.21%
Ada & Canyon Counties Idaho Joint School
  District #2 Meridan 5.50% 7/30/16 ..............     $1,055,000  $1,136,573
Bonner County Local Improvement
  District #93-1 6.20% 4/30/05 ...................        150,000     155,576
Bonner County Local Improvement
  District #93-1 6.35% 4/30/06 ...................        185,000     192,243
Bonner County Local Improvement
  District #93-1 6.40% 4/30/07 ...................        195,000     202,545
Bonner County Local Improvement
  District #93-1 6.50% 4/30/08 ...................        110,000     114,294
Bonner County Local Improvement
  District #93-1 6.50% 4/30/10 ...................        100,000     103,696
Coeur D' Alene, Idaho Local Improvement
  District Consolidated #6 Series
  1995 6.00% 7/1/09 ..............................         85,000      88,086
Coeur D' Alene, Idaho Local Improvement
  District Consolidated #6 Series
  1996 6.05% 7/1/10 ..............................         90,000      93,205
Coeur D' Alene, Idaho Local Improvement
  District Consolidated #6 Series
  1997 6.10% 7/1/12 ..............................         40,000      41,385
Coeur D' Alene, Idaho Local Improvement
  District Consolidated #6 Series
  1998 6.10% 7/1/14 ..............................         45,000      46,398
                                                                   ----------
                                                                    2,174,001
                                                                   ----------
Higher Education Revenue Bonds - 2.72%
University of Idaho University Revenue
  Student Fee Telecommunications
  5.85% 4/1/11 (FSA) .............................      1,300,000   1,404,767
                                                                   ----------
                                                                    1,404,767
                                                                   ----------
Hospital Revenue Bonds - 15.71%
Idaho Health Facilities Authority Hospital
  Revenue - Elks Rehabilitation Hospital
  Project 5.30% 7/15/18 ..........................        600,000     546,684
Idaho Health Facilities Authority Hospital
  Revenue - Elks Rehabilitation Hospital
  Project 5.45% 7/15/23 ..........................      2,000,000   1,793,360
Idaho Health Facilities Authority Revenue -
  Bannock Regional Medical Center Project
  5.25% 5/1/14 ...................................      1,000,000     940,950
Idaho Health Facilities Authority Revenue -
  Bannock Regional Medical Center Project
  6.125% 5/1/25 ..................................      1,500,000   1,471,125
Idaho Health Facilities Authority Revenue -
  Bannock Regional Medical Center Project
  6.375% 5/1/17 ..................................      1,695,000   1,719,611
Idaho Health Facilities Authority Revenue -
  Bingham Memorial Hospital Project
  6.00% 3/1/29 ...................................      2,000,000   1,640,900
                                                                   ----------
                                                                    8,112,630
                                                                   ----------

                                                        Principal     Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds - 13.74%
Idaho Health Facilities Authority Revenue
  Refunding - Valley Vista Care Series A
  7.875% 11/15/22 ................................     $3,000,000 $ 2,965,650
Idaho Housing Agency Housing Revenue -
  Park Place Project Series A
  6.50% 12/1/36 (FHA) ............................        990,000   1,024,304
Idaho Housing Agency Single Family Mortgage
  Series A 6.05% 7/1/13 (AMT) (AMBAC) ............        320,000     334,211
Idaho Housing Agency Single Family Mortgage
  Series A 6.10% 7/1/16 (AMT) (FHA) ..............        350,000     366,517
Idaho Housing Agency Single Family Mortgage
  Series A-1 6.85% 7/1/12 ........................         65,000      67,185
Idaho Housing Agency Single Family Mortgage
  Series B 6.45% 7/1/15 (FHA) ....................        170,000     180,115
Idaho Housing Agency Single Family Mortgage
  Series C-2 6.35% 7/1/15 (AMT) ..................        325,000     333,993
Idaho Housing Agency Single Family Mortgage
  Series E 6.35% 7/1/15 (AMT) (FHA) ..............        220,000     232,239
Idaho Housing Agency Single Family Mortgage
  Series E-1 6.60% 7/1/11 ........................         85,000      89,536
Idaho Housing Agency Single Family Mortgage
  Series G-2 6.15% 7/1/15 (AMT) (FHA) ............      1,435,000   1,505,961
                                                                   ----------
                                                                    7,099,711
                                                                   ----------
Industrial Development Revenue Bonds - 3.03%
Idaho State Water Resource Board Water Revenue
  Resource Development - Boise Water
  Corporation Project 7.25% 12/1/21 (AMT) ........        100,000     104,309
Meridan, Idaho Economic Development
  Corporation Revenue Refunding Industrial
  Development - Hi-Micro Project
  5.85% 8/15/11 (AMT) ............................      1,250,000   1,298,713
Puerto Rico Industrial Medical & Environmental
  Pollution Control Facility Financing Authority -
  PepsiCo Project 6.25% 11/15/13 .................        150,000     160,029
                                                                   ----------
                                                                    1,563,051
                                                                   ----------
Lease/Certificates of Participation - 6.61%
Boise City, Idaho Certificate of Participation
  5.375% 9/1/20 (AMT) (FGIC) .....................      2,100,000   2,113,965
Chubbuck, Idaho Water Revenue Certificate of
  Participation 6.35% 4/1/08 .....................        125,000     130,721
Chubbuck, Idaho Water Revenue Certificate of
  Participation 6.40% 4/1/10 .....................        135,000     140,900
North Idaho College Dormitory Housing
  Commission - Certificates of Participation
  6.45% 10/1/16 ..................................      1,000,000   1,026,050
                                                                   ----------
                                                                    3,411,636
                                                                   ----------

                                                       Principal       Market
Delaware Tax-Free Idaho Fund                             Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Pollution Control Revenue Bonds - 20.79%
 Nez Perce County Idaho Pollution Control
   Revenue Refunding - Potlatch Corporation
   Project 6.00% 10/1/24 .........................     $5,500,000   $ 5,321,250
 Power County Idaho Pollution Control
   Revenue Refunding - FMC Corporation
   Project 5.625% 10/1/14 ........................      5,570,000     5,417,716
                                                                    -----------
                                                                     10,738,966
                                                                    -----------
 Power Authority Revenue Bonds - 2.78%
+Puerto Rico Electric Power Authority Power
   Revenue Inverse Floater ROLS
   8.72% 7/1/19 (FSA) ............................      1,500,000     1,327,965
 Puerto Rico Electric Power Authority Power
   Revenue Series T 6.00% 7/1/16 (FSA) ...........        100,000       106,306
                                                                    -----------
                                                                      1,434,271
                                                                    -----------
*Pre-Refunded/Escrowed to Maturity Bonds - 13.52%
 Ada & Canyon Counties Idaho Joint School
   District #2 Meridan 5.60% 7/30/12-05 ..........      1,125,000     1,216,924
 Ammon, Idaho Urban Renewal Agency
   Revenue Sub-Lien Tax Increment Series B
   6.25% 8/1/18-06 ...............................        445,000       495,098
 Ammon, Idaho Urban Renewal Agency Revenue
   Tax Increment 5.875% 8/1/17-04 ................        350,000       380,265
 Canyon County Idaho School District #131
   Nampa 5.50% 7/30/12-03 (MBIA) .................        100,000       104,048
 Gooding and Lincoln Counties Idaho Joint
   School District #231 Gooding
   6.30% 2/1/14-04 (FSA) .........................        100,000       107,300
 Idaho Health Facilities Authority Hospital Holy
   Cross Health System Corporation Revenue -
   St. Alphonsus Regional Medical Center
   6.25% 12/1/22-02 ..............................        590,000       628,498
 Idaho Health Facilities Authority Revenue -
   Bonner General Hospital Project
   6.50% 10/1/28-07 ..............................      1,500,000     1,723,815
 Pocatello, Idaho Development Authority
   Revenue Allocation Tax Increment Series B
   7.25% 12/1/08-01 ..............................        485,000       513,644
 Puerto Rico Commonwealth Infrastructure
   Financing Authority Special Series A
   5.375% 10/1/24
   (Escrowed to Maturity) ........................      1,600,000     1,656,112
 Puerto Rico Telephone Authority Revenue
   Series N 5.50% 1/1/22-03 ......................        150,000       158,169
                                                                    -----------
                                                                      6,983,873
                                                                    -----------

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Transportation Revenue Bonds - 0.67%
 Guam Government Limited Obligation Highway
   Series A 6.30% 5/1/12 (FSA) ...................     $  150,000   $   157,443
 Puerto Rico Commonwealth Highway &
   Transportation Authority Highway Revenue
   Refunding Series W 5.50% 7/1/15 ...............        175,000       191,104
                                                                    -----------
                                                                        348,547
                                                                    -----------
 Other Revenue Bonds - 13.06%
 Boise, Idaho Urban Renewal Agency Parking
   Revenue Tax Increment Series A
   6.125% 9/1/15 .................................      2,500,000     2,596,600
 Boise, Idaho Urban Renewal Agency Parking
   Revenue Tax Increment Series B
   6.125% 9/1/15 .................................      2,040,000     2,118,826
 Hayden, Idaho Local Improvement District #95-1
   Special Assessment 6.30% 5/1/12 ...............        115,000       115,071
 Hayden, Idaho Local Improvement District #95-1
    Special Assessment 6.35% 5/1/13 ..............        120,000       120,070
 Hayden, Idaho Local Improvement District #95-1
   Special Assessment 6.40% 5/1/14 ...............        125,000       125,066
 Idaho State Building Authority Building Revenue
   Series A 4.75% 9/1/25 .........................        500,000       474,665
 Puerto Rico Public Buildings Authority Guaranteed
   Public Education & Health Facilities Refunding
   Series M 5.50% 7/1/21 .........................      1,175,000     1,195,986
                                                                    -----------
                                                                      6,746,284
                                                                    -----------
 Total Municipal Bonds
   (cost $49,481,494) ............................                   50,017,737
                                                                    -----------

                                                        Number of
                                                         Shares
                                                       ----------
 Short-Term Investments - 1.39%
 Dreyfus Tax Exempt Cash Management ..............        719,802       719,802
                                                                    -----------
 Total Short-Term Investments
   (cost $719,802) ...............................                      719,802
                                                                    -----------

                                                                       Market
Delaware Tax-Free Idaho Fund                                           Value
--------------------------------------------------------------------------------
 Total Market Value of Securities - 98.23%
   (cost $50,201,296) ............................                  $50,737,539
 Receivables and Other Assets
   Net of Liabilities - 1.77% ....................                      916,202
                                                                    -----------
 Net Assets Applicable to 4,681,420 Shares
   Outstanding - 100.00% .........................                  $51,653,741
                                                                    ===========
 Net Asset Value - Delaware Tax-Free Idaho Fund
   Class A ($36,905,442 / 3,343,771 Shares) ......                       $11.04
                                                                         ------
 Net Asset Value - Delaware Tax-Free Idaho Fund
   Class B ($10,884,478 / 987,230 Shares) ........                       $11.03
                                                                         ------
 Net Asset Value - Delaware Tax-Free Idaho Fund
   Class C ($3,863,821 / 350,419 Shares) .........                       $11.03
                                                                         ------
 Components of Net Assets at February 28, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) .......................                  $51,839,320
 Accumulated net realized loss on investments ....                     (721,822)
 Net unrealized appreciation of investments ......                      536,243
                                                                    -----------
 Total net assets ................................                  $51,653,741
                                                                    ===========
----------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Idaho Fund
Net asset value Class A (A) ......................                       $11.04
Sales charge (3.75% of offering price, or 3.89%
   of amount invested per share) (B) .............                         0.43
                                                                         ------
Offering price ...................................                       $11.47
                                                                         ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE KANSAS FUND
-----------------------------
                                                       Principal       Market
February 28, 2001 (Unaudited)                            Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds - 96.50%
 Certificates of Participation - 2.24%
 Linn County Kansas for America One, LLC
   7.25% 3/1/13 ..................................       $350,000   $   336,872
                                                                    -----------
                                                                        336,872
                                                                    -----------
 General Obligation Bonds - 14.71%
 Allen County Unified School District #258
   6.875% 9/1/10 (AMBAC) .........................        240,000       287,297
 Ellsworth County Series 1 5.75% 9/1/17 ..........        250,000       261,933
 Johnson County General Obligation
   6.125% 9/1/12 .................................        340,000       355,970
 Linn County Unified School District
   5.70% 11/1/16 .................................        500,000       515,975
 Summer County Unified School District #356
   5.75% 9/1/11 (MBIA) ...........................        250,000       263,823
 Wyandotte County School District #204
   5.60% 9/1/20 ..................................        500,000       523,135
                                                                    -----------
                                                                      2,208,133
                                                                    -----------
 Higher Education Revenue Bonds - 12.23%
 Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ...........      1,125,000     1,167,430
 Winfield Kansas Educational Facilities Revenue
   Refunding and Improvement
   5.75% 4/1/22 ..................................        680,000       668,950
                                                                    -----------
                                                                      1,836,380
                                                                    -----------
 Hospital Revenue Bonds - 12.49%
 Manhattan, Kansas Hospital Revenue
   Mercy Health Center 5.125% 8/15/23 ............        500,000       490,185
 Olathe, Kansas Health Facility Revenue for
   Evangelical Lutheran Good Samaritan Project
   6.00% 5/1/19 (AMBAC) ..........................        250,000       261,083
 Olathe, Kansas Health Facility Revenue For
   Olathe Medical Center Series 94A
   5.875% 9/1/16 (AMBAC) .........................        100,000       101,335
 Shawnee County Sisters Of Charity Leavenworth
   Hospital 5.00% 12/1/23 (FSA) ..................        250,000       232,485
 Wichita Kansas Hospital Revenue
   6.25% 11/15/24 ................................        750,000       790,200
   ...............................................                    1,875,288
 Housing Revenue Bonds - 9.14%
 Kansas Development Finance Authority for
   Martin Creek Multifamily Housing Project
   6.50% 8/1/24 (FHA) ............................         50,000        51,105
 Olathe, Kansas Multifamily Housing -
   Deerfield Apartments Series 1994A
   6.45% 6/1/19 (FNMA) ...........................        250,000       261,200
 Olathe, Kansas Multifamily Housing - Jefferson
   Place Apartments Project - Series B
   6.10% 7/1/22 ..................................        300,000       302,298
 Olathe, Kansas Senior Living Facilities Revenue -
   Aberdeer Village - Series A
   8.00% 5/15/30 .................................        750,000       757,866
                                                                    -----------
                                                                      1,372,469
                                                                    -----------

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue Bonds - 7.74%
 Columbus, Kansas Industrial Revenue Ace
   Electrical Acquisition 7.00% 8/1/17 ...........       $800,000   $   751,696
 Manhattan, Kansas Industrial Revenue
   Farrar Project 7.00% 8/1/14 ...................        400,000       410,056
                                                                    -----------
                                                                      1,161,752
                                                                    -----------
 Power Authority Revenue Bonds - 6.55%
+Puerto Rico Electric Power Authority Revenue
   Inverse Floater ROLS
   8.72% 7/1/19 ..................................        600,000       531,186
 Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 ..................................        450,000       451,611
                                                                    -----------
                                                                        982,797
                                                                    -----------
*Pre-Refunded Bonds - 19.94%
 Douglas County Lawrence Unified School
   District #497 6.00% 9/1/15-03 .................        250,000       263,133
 Jefferson County Unified School District #340
   6.35% 9/1/15-04 (FSA) .........................        250,000       272,083
 Johnson County General Obligation
   6.125% 9/1/12-02 ..............................        260,000       272,548
 Kansas City Community College Student
   Center 6.25% 5/15/20-02 (MBIA) ................        300,000       310,065
 Kansas City Utility System Revenue
   6.375% 9/1/23-04 (FGIC) .......................        295,000       326,494
 Kansas Development Finance Authority Water
   Pollution Control Sewer Revenue
   6.00% 11/1/14-03 ..............................        250,000       269,468
 Maize Unified School District #266 Series
   1994 5.875% 9/1/12-03 (FSA) ...................        250,000       263,678
 Sedgwick County Unified School District #265
   5.50% 10/1/13-04 (FSA) ........................        250,000       265,470
 Sedgwick County Unified School District #267
   6.15% 11/1/09-05 ..............................        250,000       276,003
 Shawnee County Unified School District #345
   5.75% 9/1/11-04 (MBIA) ........................        250,000       208,016
 Shawnee County Unified School District #501
   5.75% 2/1/11-03 (FGIC) ........................        200,000       267,183
                                                                    -----------
                                                                      2,994,141
                                                                    -----------
 Transportation Revenue Bonds - 0.69%
 Kansas Department of Transportation
   5.375% 3/1/13 .................................        100,000       102,678
                                                                    -----------
                                                                        102,678
                                                                    -----------
 Water & Sewer Revenue Bonds - 10.77%
 Haysville Water & Sewer
   5.80% 10/1/16 (FSA) ...........................        250,000       261,960
 Johnson County Water Revenue
   5.25% 12/1/15 .................................        175,000       176,976
 Kansas City Utility System Revenue
   6.375% 9/1/23 (FGIC) ..........................        605,000       661,876
 Kansas State Development Finance Authority
   Revenue 5.50% 4/1/21 ..........................        500,000       516,720
                                                                    -----------
                                                                      1,617,532
                                                                    -----------
 Total Municipal Bonds (cost $13,767,985) ........                   14,488,042
                                                                    -----------

                                                        Number of      Market
Delaware Tax-Free Kansas Fund                             Shares       Value
--------------------------------------------------------------------------------
 Short-Term Investments - 1.78%
 Dreyfus Tax Exempt Cash Management ..............        267,378   $   267,378
                                                                    -----------
 Total Short-Term Investments
   (cost $267,378) ...............................                      267,378
                                                                    -----------
 Total Market Value of Securities - 98.28%
   (cost $14,035,363) ............................                   14,755,420
 Receivables and Other Assets
   Net of Liabilities - 1.72% ....................                      258,854
                                                                    -----------
 Net Assets Applicable to 1,398,061 Shares
   Outstanding - 100.00% .........................                  $15,014,274
                                                                    ===========
 Net Asset Value -  Delaware Tax-Free Kansas
   Fund Class A
   ($9,984,992 / 930,251 Shares) .................                       $10.73
                                                                         ------
 Net Asset Value - Delaware Tax-Free Kansas
   Fund Class B
   ($3,872,488 / 360,120 Shares) .................                       $10.75
                                                                         ------
 Net Asset Value - Delaware Tax-Free Kansas
   Fund Class C
   ($1,156,794 / 107,690 Shares) .................                       $10.74
                                                                         ------
 Components of Net Assets at February 28, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) .......................                  $14,625,276
 Accumulated net realized loss on investments ....                     (331,059)
 Net unrealized appreciation of investments ......                      720,057
                                                                    -----------
 Total net assets ................................                  $15,014,274
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

--------------------------------------------------------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Kansas Fund
Net asset value Class A (A) ......................                       $10.73
Sales charge (3.75% of offering price, or 3.91% of
   amount invested per share)(B) .................                         0.42
                                                                         ------
Offering price ...................................                       $11.15
                                                                         ======
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MONTANA MUNICIPAL BOND FUND
------------------------------------

                                                        Principal      Market
February 28, 2001 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 94.94%
 Continuing Care/Retirement Revenue Bonds - 12.92%
 Montana State Health Facilities Authority
   Revenue Hillcrest Senior Living Project
   7.35% 6/1/20 ..................................       $100,000   $   100,637
 Montana State Health Facilities Authority
   Revenue Hillcrest Senior Living Project
   7.375% 6/1/30 .................................        500,000       507,360
                                                                    -----------
                                                                        607,997
                                                                    -----------
 Escrowed to Maturity - 5.43%
 Puerto Rico Commonwealth Infrastructure
   Financing Authority Special Series A
   (Escrowed to Maturity)
   5.00% 7/1/21 (AMBAC) ..........................        100,000       100,170
   (Escrowed to Maturity)
   5.375% 10/1/24 ................................        150,000       155,261
                                                                    -----------
                                                                        255,431
                                                                    -----------
 General Obligation Bonds - 12.80%
 Cascade County High School B School
   Building 5.60% 7/1/20 (FGIC) ..................        165,000       173,450
 Flathead County School District #6 Columbia
   Falls 5.65% 7/1/19 (FSA) ......................        115,000       121,297
 Missoula County High School District #1
   Building 5.50% 7/1/20 .........................        150,000       156,043
 Montana State Long Range Building Program
   Series C 5.00% 8/1/17 .........................        100,000       100,891
 Puerto Rico Commonwealth
   5.375% 7/1/25 .................................         50,000        50,558
                                                                    -----------
                                                                        602,239
                                                                    -----------
 Higher Education Revenue Bonds - 31.22%
 Montana State Board of Regents (University
   of Montana) Series F
   5.75% 5/15/24 (MBIA) ..........................        400,000       426,720
 Montana State Higher Education Student
   Assistance Corporation (Student Loan)
   Series B 6.40% 12/1/32 ........................        600,000       619,392
 Puerto Rico Industrial Tourist Educational Medical
   & Environmental Control Facilities
   (Ana G. Mendez University System Project)
   5.375% 2/1/19 .................................        150,000       143,106
 Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (University Plaza) 5.00% 7/1/33 (MBIA) ........        100,000        98,495
 University of Puerto Rico Series O
   5.375% 6/1/20 (MBIA) ..........................        175,000       181,179
                                                                    -----------
                                                                      1,468,892
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------

 Municipal Bonds (continued)
 Hospital Revenue Bonds - 5.87%
 Montana State Health Facilities Authority
   Health Care Master Loan Program
   (Marcus Daly) Series A 6.00% 8/1/20 ...........       $100,000   $   106,471
 Montana State Health Facilities Authority
   Revenue (Sisters of Charity Leavenworth)
   5.00% 12/1/24 (MBIA) ..........................        175,000       169,662
                                                                    -----------
                                                                        276,133
                                                                    -----------
 Housing Revenue Bonds - 2.26%
 Montana State Board of Housing
   (Single Family Mortgage)
   Series A1 6.00% 6/1/16 ........................        100,000       106,575
                                                                    -----------
                                                                        106,575
                                                                    -----------
 Money Market/Cash Equivalent Bonds - 3.19%
*Forsyth Pollution Control Revenue
   (Pacificorp Project) 3.30% 1/1/18 .............        150,000       150,000
                                                                    -----------
                                                                        150,000
                                                                    -----------
 Pollution Control Revenue Bonds - 4.46%
 Forsyth Pollution Control (Montana Power
   Company) Series A
   6.125% 5/1/23 (AMBAC) .........................        100,000       104,364
 Montana State Water Pollution
   Control Series B 5.60% 7/15/20 ................        100,000       105,369
                                                                    -----------
                                                                        209,733
                                                                    -----------
 Power Authority Revenue Bonds - 3.20%
 Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 ..................................          150,000     150,537
                                                                    -----------
                                                                        150,537
                                                                    -----------
 Transportation Revenue Bonds - 5.20%
 Billings Airport Revenue
   5.55% 7/1/09 (MBIA) ...........................        125,000       134,441
 Puerto Rico Commonwealth Highway &
   Transportation Authority Highway Revenue
   5.50% 7/1/15 (MBIA) ...........................        100,000       109,976
                                                                    -----------
                                                                        244,417
                                                                    -----------
 Other Revenue Bonds - 8.39%
 Puerto Rico Public Buildings Authority Revenue
   Guaranteed Government Facilities - Series B
   5.00% 7/1/27 (AMBAC) ..........................        150,000       148,259
 Puerto Rico Public Finance Corporation
   5.00% 6/1/26 (FSA) ............................        150,000       148,397
 Virgin Islands Public Finance Authority Revenue
   Sub-Lien Funded Loan Notes
   Series E 5.875% 10/1/18 .......................        100,000        98,062
                                                                    -----------
                                                                        394,718
                                                                    -----------
 Total Municipal Bonds
   (cost $4,269,886) .............................                    4,466,672
                                                                    -----------

                                                                        Market
Delaware Montana Municipal Bond Fund                                     Value
--------------------------------------------------------------------------------
 Total Market Value of Securities - 94.94%
   (cost $4,269,886) .............................                   $4,466,672
 Receivables and Other Assets
   Net of Liabilities - 5.06% ....................                      238,078
                                                                     ----------
 Net Assets Applicable to 813,953 Shares
   Outstanding - 100.00% .........................                   $4,704,750
                                                                     ==========
 Net Asset Value - Delaware Montana Municipal
   Bond Fund Class A
   ($2,461,249 / 425,817 Shares) .................                        $5.78
                                                                          -----
 Net Asset Value - Delaware Montana Municipal
   Bond Fund Class B
   ($1,495,071 / 258,657 Shares) .................                        $5.78
                                                                          -----
 Net Asset Value - Delaware Montana Municipal
   Bond Fund Class C
   ($748,430 / 129,479 Shares) ...................                        $5.78
                                                                          -----
 Components of Net Assets at February 28, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) .......................                   $4,512,059
 Distributions in excess of net
   investment income .............................                       (3,885)
 Accumulated net realized loss on investments ....                         (210)
 Net unrealized appreciation of investments ......                      196,786
                                                                     ----------
 Total net assets ................................                   $4,704,750
                                                                     ==========

--------------
*Variable Rate Note - the interest rate shown is the rate as of February 28, 2001.

--------------------------------------------------------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Montana Municipal Bond Fund
Net asset value Class A (A) ......................                        $5.78
Sales charge (3.75% of offering price, or 3.98%
   of amount invested per share) (B) .............                         0.23
                                                                          -----
Offering price ...................................                        $6.01
                                                                          =====
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NORTH DAKOTA FUND
-----------------------------------
                                                        Principal      Market
February 28, 2001 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------

 Municipal Bonds - 98.95%
 General Obligation Bonds - 1.21%
 Grand Forks Sewer Revenue
   6.70% 6/1/07 ..................................     $  270,000   $   272,109
                                                                    -----------
                                                                        272,109
                                                                    -----------
 Higher Education Revenue Bonds - 7.79%
 Burleigh County North Dakota University
   Facility Revenue University of Mary Project
   5.625% 12/1/15 ................................      1,000,000       971,130
 North Dakota State University Housing and
   Auxiliary Facility 6.30% 4/1/07 ...............        250,000       261,775
 North Dakota State University Housing and
   Auxiliary Facility 6.50% 4/1/12 ...............        500,000       523,845
                                                                    -----------
                                                                      1,756,750
                                                                    -----------
 Hospital Revenue Bonds - 32.75%
 Cando, North Dakota Nursing Facility Revenue -
   Towner County Medical Center Project
   7.125% 8/1/22 .................................      1,000,000     1,001,920
 Carrington, North Dakota Health Facility
   Revenue for Carrington Health Center
   6.25% 11/15/15 ................................        500,000       517,990
 Cass County North Dakota Health Facility
   Revenue for Catholic Health - Villa Nazareth
   Project 6.25% 11/15/14 ........................      1,000,000     1,038,320
 Fargo Hospital Facility St. Luke's Hospital,
   Series 1992 6.50% 6/1/15 ......................      1,000,000     1,033,760
 Grand Forks, North Dakota Health Care System
   Revenue Altru Health Systems Obligated
   Group 7.125% 8/15/24 ..........................      1,005,000     1,046,697
 Grand Forks, North Dakota Senior Housing
   Revenue 4000 Valley Square Project
   6.25% 12/1/34 .................................      2,000,000     1,448,000
 Grand Forks United Hospital Obligated Group
   6.25% 12/1/19 (MBIA) ..........................        250,000       264,495
 Killdeer, North Dakota Nursing Care Revenue
   Hill Top Home of Comfort
   6.00% 11/1/12 .................................        740,000       739,985
 Valley City, North Dakota Congregate Housing
   Revenue - Bridgeview Estates Project
   7.25% 8/1/22 ..................................        300,000       288,954
                                                                    -----------
                                                                      7,380,121
                                                                    -----------
 Housing Revenue Bonds - 29.37%
 Minot Single Family Mortgage
   7.70% 8/1/10 ..................................         95,000        99,179
 North Dakota Housing Finance Authority Single
   Family Mortgage 6.25% 1/1/17 ..................      1,945,000     2,051,937
 North Dakota Housing Finance Authority Single
   Family Mortgage Series A
   6.30% 7/1/16 ..................................      1,600,000     1,670,432
 North Dakota Single Housing Finance Agency
   Single Family Mortgage Series A
   6.75% 7/1/12 (FHA) ............................        130,000       133,453

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 North Dakota State Housing Finance Agency
   Revenue Multifamily
   6.125% 12/1/15 (FNMA) .........................     $  500,000   $   517,390
 North Dakota State Housing Finance Agency
   Revenue Multifamily
   6.15% 12/1/17 (FNMA) ..........................      1,300,000     1,343,329
 North Dakota State Housing Finance Agency
   Single Family Mortgage Series E
   6.30% 1/1/15 (FNMA) ...........................        570,000       589,477
 North Dakota State Housing Finance
   Authority Single Family Mortgage Series A
   6.95% 7/1/12 ..................................        210,000       214,899
                                                                    -----------
                                                                      6,620,096
                                                                    -----------
 Industrial Development Revenue Bond - 2.26%
 Mercer County Pollution Control Otter Tail
   Power Company Project 6.90% 2/1/19 ............        500,000       510,270
                                                                    -----------
                                                                        510,270
                                                                    -----------
 Power Authority Revenue Bond - 10.56%
 Mercer County Pollution Control Revenue
   Basin For Electric Revenue
   6.05% 1/1/19 ..................................      1,000,000     1,055,810
 Mercer County Pollution Control Revenue
   Montana - Dakota Utilities Company Project
   6.65% 6/1/22 (FGIC) ...........................        500,000       526,945
+Puerto Rico Electric Power Authority
   Inverse Floater ROLS
   8.72% 7/1/19 (FSA) ............................        900,000       796,779
                                                                    -----------
                                                                      2,379,534
                                                                    -----------
*Pre-Refunded Bonds - 3.43%
 Bismarck Hospital Alexius Medical Center
    6.90% 5/1/06-01 (AMBAC) ......................        500,000       512,935
 Burleigh County University Facilities University
   of Mary Project 7.125% 12/1/11-01 .............        250,000       259,125
                                                                    -----------
                                                                        772,060
                                                                    -----------
 Transport Revenue Bond - 4.53%
 Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway
   Improvements) Series Y 5.50% 7/1/26 ...........      1,000,000     1,021,400
                                                                    -----------
                                                                      1,021,400
                                                                    -----------
 Other Revenue Bonds - 7.05%
 North Dakota Building Authority Revenue
   6.10% 12/1/16 (FSA) ...........................      1,480,000     1,547,488
 North Dakota State Student Loan
   7.00% 7/1/05 (AMBAC) ..........................         40,000        40,339
                                                                    -----------
                                                                      1,587,827
                                                                    -----------
 Total Municipal Bonds
   (cost $22,106,881) ............................                   22,300,167
                                                                    -----------

                                                        Number of      Market
Delaware Tax-Free North Dakota Fund                      Shares        Value
--------------------------------------------------------------------------------
 Short-Term Investments - 0.06%
 Dreyfus Tax Exempt Cash Management ..............         13,687   $    13,687
 Total Short-Term Investments
   (cost $13,687) ................................                       13,687
                                                                    -----------
 Total Market Value of Securities  - 99.01%
   (cost $22,120,568) ............................                   22,313,854
 Receivables and other Assets
   Net of Liabilities - 0.99% ....................                      224,009
                                                                    -----------
 Net Assets Applicable to 2,104,808 Shares
   Outstanding 100.00% ...........................                  $22,537,863
                                                                    ===========
 Net Asset Value - Delaware Tax-Free
   North Dakota Fund Class A
   ($21,197,158 / 1,979,599 Shares) ..............                       $10.71
                                                                         ------
 Net Asset Value - Delaware Tax-Free
   North Dakota Fund Class B
   ($1,004,309 / 93,782 Shares) ..................                       $10.71
                                                                         ------
 Net Asset Value - Delaware Tax-Free
   North Dakota Fund Class C
   ($336,396 / 31,427 Shares) ....................                       $10.70
                                                                         ------
 Components of Net Assets at February 28, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) .......................                  $22,350,969
 Accumulated net realized loss on investments ....                       (6,392)
 Net unrealized appreciation of investments ......                      193,286
                                                                    -----------
 Total net assets ................................                  $22,537,863
                                                                    ===========
--------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

--------------------------------------------------------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free North Dakota Fund
Net asset value Class A (A) ......................                       $10.71
Sales charge (3.75% of offering price, or 3.92%
   of amount invested per share) (B) .............                         0.42
                                                                         ------
Offering price ...................................                       $11.13
                                                                         ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                  Delaware       Delaware           Delaware           Delaware
                                                                  Tax-Free       Tax-Free       Montana Municipal   Tax-Free North
Six Months Ended February 28, 2001 (Unaudited)                  Idaho Fund      Kansas Fund         Bond Fund         Dakota Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ....................................................   $1,499,554        $432,339           $113,326            $714,842
                                                                ----------        --------           --------            --------
Expenses:
Management fees .............................................      137,097          39,681             11,050              62,649
Distribution expenses .......................................      114,157          34,112             11,928              33,106
Dividend disbursing and transfer agent fees and expenses ....       35,430           7,308              2,425               9,931
Accounting and administration expenses ......................       12,678           2,995                833               2,777
Reports and statements to shareholders ......................       16,200           2,128                150               1,002
Professional fees ...........................................       28,430           2,068                766               2,107
Registration fees ...........................................           --             900                600                  --
Custodian fees ..............................................        9,519           1,812                648               2,144
Taxes (other than taxes on income) ..........................           --              --                 51                  --
Trustees' fees ..............................................        2,620             814                736               1,329
Other .......................................................       17,043             692                771                 194
                                                                ----------        --------           --------            --------
                                                                   373,174          92,510             29,958             115,239

Less expenses absorbed or waived ............................      (71,214)         (4,738)            (7,955)                 --
Less expenses paid indirectly ...............................         (893)           (178)               (46)               (264)
                                                                ----------        --------           --------            --------
Total expenses ..............................................      301,067          87,594             21,957             114,975
                                                                ----------        --------           --------            --------

Net Investment Income .......................................    1,198,487         344,745             91,369             599,867
                                                                ----------        --------           --------            --------

Net Realized and Unrealized Gain (Loss)
   on Investments:
Net realized gain on investments ............................       15,028          15,927                 --              73,364
Net change in unrealized appreciation/
   depreciation of investments ..............................    1,428,951         265,981            102,444              68,428
                                                                ----------        --------           --------            --------

Net Realized and Unrealized Gain
   on Investments ...........................................    1,443,979         281,908            102,444             141,792
                                                                ----------        --------           --------            --------

Net Increase in Net Assets Resulting
   from Operations ..........................................   $2,642,466        $626,653           $193,813            $741,659
                                                                ==========        ========           ========            ========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                             Delaware Tax-Free               Delaware Tax-Free
                                                                                 Idaho Fund                     Kansas Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months         Year         Six Months         Year
                                                                             Ended          Ended            Ended          Ended
                                                                            2/28/01        8/31/00          2/28/01        8/31/00
                                                                          (Unaudited)                    (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................................    $ 1,198,487     $ 2,524,203     $   344,745     $   739,446
Net realized gain (loss) on investments ............................         15,028        (692,218)         15,927        (296,860)
Net change in unrealized appreciation/
   depreciation of investments .....................................      1,428,951        (716,378)        265,981          89,369
                                                                        ---------------------------     ---------------------------
Net increase in net assets resulting from operations ...............      2,642,466       1,115,607         626,653         531,955
                                                                        ---------------------------     ---------------------------

Distributions to Shareholders from:
Net investment income:
   Class A .........................................................       (902,001)     (1,939,836)       (251,049)       (547,042)
   Class B .........................................................       (223,173)       (431,046)        (81,790)       (185,735)
   Class C .........................................................        (73,313)       (153,321)        (11,906)        (13,849)
                                                                        ---------------------------     ---------------------------
                                                                         (1,198,487)     (2,524,203)       (344,745)       (746,626)
                                                                        ---------------------------     ---------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A .........................................................      5,141,731       5,863,998         233,691         853,139
   Class B .........................................................        656,513       1,446,362         129,410         335,246
   Class C .........................................................        839,662       1,379,931         870,012         209,997
Net asset value of shares issued upon reinvestment of distributions:
   Class A .........................................................        614,002       1,278,316         130,527         281,972
   Class B .........................................................        152,932         299,810          52,299         131,047
   Class C .........................................................         61,946         128,899           9,706          12,137
                                                                        ---------------------------     ---------------------------
                                                                          7,466,786      10,397,316       1,425,645       1,823,538
                                                                        ---------------------------     ---------------------------
Cost of shares repurchased:
   Class A .........................................................     (4,572,308)    (15,599,767)       (971,075)     (2,094,780)
   Class B .........................................................       (544,846)     (1,438,763)       (261,974)     (1,433,535)
   Class C .........................................................       (755,355)     (1,244,581)        (92,994)       (314,198)
                                                                        ---------------------------     ---------------------------
                                                                         (5,872,509)    (18,283,111)     (1,326,043)     (3,842,513)
                                                                        ---------------------------     ---------------------------
Increase (decrease) in net assets derived from
   capital share transactions ......................................      1,594,277      (7,885,795)         99,602      (2,018,975)
                                                                        ---------------------------     ---------------------------

Net Increase (Decrease) in Net Assets ..............................      3,038,256      (9,294,391)        381,510      (2,233,646)

Net Assets:
Beginning of period ................................................     48,615,485      57,909,876      14,632,764      16,866,410
                                                                        ---------------------------     ---------------------------
End of period ......................................................    $51,653,741     $48,615,485     $15,014,274     $14,632,764
                                                                        ===========================     ===========================

                             See accompanying notes

                                                                              Delaware Montana              Delaware Tax-Free
                                                                            Municipal Bond Fund             North Dakota Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months         11/2/99*      Six Months         Year
                                                                           Ended              to           Ended            Ended
                                                                           2/28/01          8/31/00        2/28/01         8/31/00
                                                                        (Unaudited)                      (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................................     $   91,369      $   81,923     $   599,867     $ 1,327,314
Net realized gain (loss) on investments ............................             --           7,544          73,364         (33,235)
Net change in unrealized appreciation/
   depreciation of investments .....................................        102,444          94,342          68,428        (490,273)
                                                                         --------------------------     ---------------------------
Net increase in net assets resulting from operations ...............        193,813         183,809         741,659         803,806
                                                                         --------------------------     ---------------------------

Distributions to Shareholders from:
Net investment income:
   Class A .........................................................        (54,375)        (49,840)       (571,946)     (1,270,341)
   Class B .........................................................        (29,362)        (25,838)        (20,494)        (42,773)
   Class C .........................................................         (9,593)         (8,169)         (7,427)        (14,200)

Net Realized Gain on Investments:
   Class A .........................................................         (4,302)             --              --              --
   Class B .........................................................         (2,646)             --              --              --
   Class C .........................................................           (806)             --              --              --
                                                                         --------------------------     ---------------------------
                                                                           (101,084)        (83,847)       (599,867)     (1,327,314)
                                                                         --------------------------     ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A .........................................................        403,521       1,875,162         125,157         306,580
   Class B .........................................................        158,739       1,280,668         142,481          82,402
   Class C .........................................................        388,949         331,425            --                62
Net asset value of shares issued upon reinvestment of distributions:
   Class A .........................................................         46,095          40,880         355,167         777,635
   Class B .........................................................         18,154          16,536          10,947          23,626
   Class C .........................................................          5,056           3,752           7,535          14,095
                                                                         --------------------------     ---------------------------
                                                                          1,020,514       3,548,423         641,287       1,204,400
                                                                         --------------------------     ---------------------------
Cost of shares repurchased:
   Class A .........................................................             --          (5,028)     (2,150,247)     (4,884,665)
   Class B .........................................................        (51,845)             --         (64,766)       (224,582)
   Class C .........................................................             (5)             --              --          (3,990)
                                                                         --------------------------     ---------------------------
                                                                            (51,850)         (5,028)     (2,215,013)     (5,113,237)
                                                                         --------------------------     ---------------------------
Increase (decrease) in net assets derived from
   capital share transactions ......................................        968,664       3,543,395      (1,573,726)     (3,908,837)
                                                                         --------------------------     ---------------------------

Net Increase (Decrease) in Net Assets ..............................      1,061,393       3,643,357      (1,431,934)     (4,432,345)

Net Assets:
Beginning of period ................................................      3,643,357              --      23,969,797      28,402,142
                                                                         --------------------------     ---------------------------
End of period ......................................................     $4,704,750      $3,643,357     $22,537,863     $23,969,797
                                                                         ==========================     ===========================

----------
*Date of commencement of operations.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Idaho Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year        Year     Eight Months    Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                             2/28/01(1)  8/31/00     8/31/99      8/31/98(1)  12/31/97(2)  12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................   $10.730     $10.940      $11.560     $11.450      $10.910     $11.020

Income (loss) from investment operations:
 Net investment income ....................................     0.270       0.541        0.517       0.356        0.551       0.580
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.310      (0.210)      (0.620)      0.115        0.552      (0.120)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.580       0.331       (0.103)      0.471        1.103       0.460
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.270)     (0.541)      (0.517)     (0.356)      (0.563)     (0.570)
 Distributions from net realized gain on investments ......        --          --           --      (0.005)          --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.270)     (0.541)      (0.517)     (0.361)      (0.563)     (0.570)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $11.040     $10.730      $10.940     $11.560      $11.450     $10.910
                                                              =====================================================================

Total return(3) ...........................................     5.47%       3.25%       (0.99%)      4.19%       10.41%       4.36%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $36,905     $34,674      $44,299     $39,843      $33,788     $27,684
 Ratio of expenses to average net assets ..................     1.00%       1.00%        1.00%       0.95%        0.87%       0.60%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.29%       1.09%        1.04%       1.02%        1.02%       1.10%
 Ratio of net investment income to average
  net assets ..............................................     5.01%       5.13%        4.52%       4.65%        4.98%       5.29%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.72%       5.04%        4.48%       4.58%        4.83%       4.79%
 Portfolio turnover .......................................       22%         10%           2%          8%          19%         35%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Idaho Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year    Eight Months     Year        Year
                                                                Ended      Ended       Ended        Ended        Ended       Ended
                                                             2/28/01(1)   8/31/00     8/31/99    8/31/98(1)   12/31/97(2)   12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.720     $10.920      $11.550     $11.440      $10.890     $11.010

Income (loss) from investment operations:
 Net investment income ....................................     0.230       0.462        0.432       0.298        0.487       0.520
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.310      (0.200)      (0.630)      0.117        0.560      (0.130)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.540       0.262       (0.198)      0.415        1.047       0.390
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.230)     (0.462)      (0.432)     (0.300)      (0.497)     (0.510)
 Distributions from net realized gain on investments ......        --          --           --      (0.005)          --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.230)     (0.462)      (0.432)     (0.305)      (0.497)     (0.510)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $11.030     $10.720      $10.920     $11.550      $11.440     $10.890
                                                              =====================================================================

Total return(3) ...........................................     5.09%       2.58%       (1.82%)      3.68%        9.87%       3.75%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $10,884     $10,320      $10,199      $7,474       $6,827      $4,945
 Ratio of expenses to average net assets ..................     1.75%       1.75%        1.75%       1.70%        1.46%       1.11%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     2.04%       1.84%        1.79%       1.77%        1.61%       1.85%
 Ratio of net investment income to average
  net assets ..............................................     4.26%       4.38%        3.77%       3.90%        4.39%       4.78%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     3.97%       4.29%        3.73%       3.83%        4.24%       4.04%
 Portfolio turnover .......................................       22%         10%           2%          8%          19%         35%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Idaho Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year        Year      Eight Months    Year       Year
                                                               Ended       Ended        Ended        Ended        Ended      Ended
                                                            2/28/01(1)    8/31/00      8/31/99     8/31/98(1)  12/31/97(2)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.720     $10.920      $11.550     $11.430      $10.900     $11.020

Income (loss) from investment operations:
 Net investment income ....................................     0.230       0.462        0.432       0.302        0.459       0.500
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.310      (0.200)      (0.630)      0.123        0.549      (0.130)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.540       0.262       (0.198)      0.425        1.008       0.370
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.230)     (0.462)      (0.432)     (0.300)      (0.478)     (0.490)
 Distributions from net realized gain on investments ......        --          --           --      (0.005)          --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.230)     (0.462)      (0.432)     (0.305)      (0.478)     (0.490)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $11.030     $10.720      $10.920     $11.550      $11.430     $10.900
                                                              =====================================================================

Total return(3) ...........................................     5.09%       2.58%       (1.82%)      3.77%        9.49%       3.48%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $3,864      $3,621       $3,411      $1,719       $1,125        $822
 Ratio of expenses to average net assets ..................     1.75%       1.75%        1.75%       1.70%        1.62%       1.33%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     2.04%       1.84%        1.79%       1.77%        1.77%       1.82%
 Ratio of net investment income to average
  net assets ..............................................     4.26%       4.38%        3.77%       3.90%        4.23%       4.57%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     3.97%       4.29%        3.73%       3.83%        4.08%       4.08%
 Portfolio turnover .......................................       22%         10%           2%          8%          19%         35%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund
outstanding throughout each period were as follows:                           Delaware Tax-Free Kansas Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year        Year     Eight Months    Year        Year
                                                               Ended        Ended       Ended        Ended       Ended       Ended
                                                             2/28/01(1)    8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.520     $10.640      $11.160     $11.060      $10.560     $10.730

Income (loss) from investment operations:
 Net investment income ....................................     0.265       0.532        0.538       0.351        0.526       0.520
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.210      (0.115)      (0.491)      0.100        0.506      (0.170)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.475       0.417        0.047       0.451        1.032       0.350
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.265)     (0.537)      (0.534)     (0.351)      (0.532)     (0.520)
 Distributions from net realized gain on investments ......        --          --       (0.033)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.265)     (0.537)      (0.567)     (0.351)      (0.532)     (0.520)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.730     $10.520      $10.640     $11.160      $11.060     $10.560
                                                              =====================================================================

Total return(3) ...........................................     4.58%       4.14%        0.35%       4.14%       10.06%       3.43%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $9,985     $10,392      $11,498     $12,548      $10,663     $10,176
 Ratio of expenses to average net assets ..................     1.00%       1.01%        0.98%       0.89%        0.84%       0.83%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.06%       1.26%        1.06%       0.99%        1.03%       1.21%
 Ratio of net investment income to average
  net assets ..............................................     5.05%       5.15%        4.86%       4.75%        4.92%       4.97%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.99%       4.90%        4.78%       4.65%        4.73%       4.59%
 Portfolio turnover .......................................       10%         24%          28%         40%          30%         56%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free Kansas Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months      Year       Year     Eight Months     Year        Year
                                                               Ended       Ended       Ended        Ended        Ended       Ended
                                                            2/28/01(1)    8/31/00     8/31/99     8/31/98(1)  12/31/97(2)   12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.540     $10.650      $11.180     $11.080      $10.570     $10.740

Income (loss) from investment operations:
 Net investment income ....................................     0.226       0.456        0.455       0.296        0.440       0.450
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.210      (0.107)      (0.501)      0.099        0.516      (0.170)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.436       0.349       (0.046)      0.395        0.956       0.280
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.226)     (0.459)      (0.451)     (0.295)      (0.446)     (0.450)
 Distributions from net realized gain on investments ......        --          --       (0.033)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.226)     (0.459)      (0.484)     (0.295)      (0.446)     (0.450)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.750     $10.540      $10.650     $11.180      $11.080     $10.570
                                                              =====================================================================

Total return(3) ...........................................     4.19%       3.45%       (0.49%)      3.62%        9.28%       2.69%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $3,872      $3,879       $4,910      $3,694       $3,452      $2,402
 Ratio of expenses to average net assets ..................     1.75%       1.76%        1.73%       1.64%        1.61%       1.61%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.81%       2.01%        1.81%       1.74%        1.80%       2.00%
 Ratio of net investment income to average
  net assets ..............................................     4.30%       4.40%        4.11%       4.00%        4.15%       4.16%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.24%       4.15%        4.03%       3.90%        3.96%       3.77%
 Portfolio turnover .......................................       10%         24%          28%         40%          30%         56%

----------
(1) Ratios have been annualzed and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free Kansas Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year        Year      Eight Months     Year       Year
                                                               Ended       Ended       Ended        Ended         Ended      Ended
                                                            2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................   $10.530     $10.640      $11.160     $11.050      $10.550     $10.720

Income (loss) from investment operations:
 Net investment income ....................................     0.226       0.456        0.453       0.296        0.439       0.430
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.210      (0.106)      (0.490)      0.110        0.504      (0.170)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.436       0.350       (0.037)      0.406        0.943       0.260
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.226)     (0.460)      (0.450)     (0.296)      (0.443)     (0.430)
 Distributions from net realized gain on investments ......        --          --       (0.033)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.226)     (0.460)      (0.483)     (0.296)      (0.443)     (0.430)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.740     $10.530      $10.640     $11.160      $11.050     $10.550
                                                              =====================================================================

Total return(3) ...........................................     4.19%       3.46%       (0.40%)      3.72%        9.17%       2.52%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $1,157        $362         $458        $127         $108         $90
 Ratio of expenses to average net assets ..................     1.75%       1.76%        1.73%       1.64%        1.64%       1.77%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.81%       2.01%        1.81%       1.74%        1.83%       2.00%
 Ratio of net investment income to average
  net assets ..............................................     4.30%       4.40%        4.11%       4.00%        4.12%       4.02%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.24%       4.15%        4.03%       3.90%        3.93%       3.79%
 Portfolio turnover .......................................       10%         24%          28%         40%          30%         56%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:           Delaware Montana Municipal Bond Fund Class A
----------------------------------------------------------------------------------------------
                                                                   Six Months      Period
                                                                     Ended      11/2/99(2) to
                                                                   2/28/01(1)      8/31/00
                                                                  (Unaudited)
Net asset value, beginning of period .............................  $5.660          $5.500

Income from investment operations:
 Net investment income ...........................................   0.139           0.176
 Net realized and unrealized gain on investments .................   0.133           0.163
                                                                    ----------------------
 Total from investment operations ................................   0.272           0.339
                                                                    ----------------------

Less dividends and distributions:
 Dividends from net investment income ............................  (0.141)         (0.179)
 Distributions from net realized gain on investments .............  (0.011)             --
                                                                    ----------------------
 Total dividends and distributions ...............................  (0.152)         (0.179)
                                                                    ----------------------

Net asset value, end of period ...................................  $5.780          $5.660
                                                                    ======================

Total return(3) ..................................................   5.07%           6.10%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .........................  $2,461          $1,961
 Ratio of expenses to average net assets .........................   0.75%           0.75%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ................   1.15%           1.33%
 Ratio of net investment income to average net assets ............   4.89%           4.31%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses
  paid indirectly ................................................   4.49%           3.73%
 Portfolio turnover ..............................................     23%             24%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:           Delaware Montana Municipal Bond Fund Class B
----------------------------------------------------------------------------------------------
                                                                  Six Months        Period
                                                                    Ended       11/2/99(2) to
                                                                  2/28/01(1)        8/31/00
                                                                 (Unaudited)
Net asset value, beginning of period .............................  $5.650          $5.500

Income from investment operations:
 Net investment income ...........................................   0.117           0.152
 Net realized and unrealized gain on investments .................   0.144           0.153
                                                                    ----------------------
 Total from investment operations ................................   0.261           0.305
                                                                    ----------------------

Less dividends and distributions:
 Dividends from net investment income ............................  (0.120)         (0.155)
 Distributions from net realized gain on investments .............  (0.011)             --
                                                                    ----------------------
 Total dividends and distributions ...............................  (0.131)         (0.155)
                                                                    ----------------------

Net asset value, end of period ...................................  $5.780          $5.650
                                                                    ======================

Total return(3) ..................................................   4.68%           5.65%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .........................  $1,495          $1,338
 Ratio of expenses to average net assets .........................   1.50%           1.50%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ................   1.90%           2.08%
 Ratio of net investment income to average net assets ............   4.14%           3.56%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses
  paid indirectly ................................................   3.74%           2.98%
 Portfolio turnover ..............................................     23%             24%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:         Delaware Montana Municipal Bond Fund Class C
----------------------------------------------------------------------------------------------
                                                                  Six Months        Period
                                                                     Ended       11/2/99(2) to
                                                                  2/28/01(1)       8/31/00
                                                                  (Unaudited)
Net asset value, beginning of period .............................  $5.650          $5.500

Income from investment operations:
 Net investment income ...........................................   0.122           0.146
 Net realized and unrealized gain on investments .................   0.139           0.159
                                                                    ----------------------
 Total from investment operations ................................   0.261           0.305
                                                                    ----------------------

Less dividends and distributions:
 Dividends from net investment income ............................  (0.120)         (0.155)
 Distributions from net realized gain on investments .............  (0.011)             --
                                                                    ----------------------
 Total dividends and distributions ...............................  (0.131)         (0.155)
                                                                    ----------------------

Net asset value, end of period ...................................  $5.780          $5.650
                                                                    ======================

Total return(3) ..................................................   4.68%           5.65%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .........................    $748            $344
 Ratio of expenses to average net assets .........................   1.50%           1.50%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ........................   1.90%           2.08%
 Ratio of net investment income to average net assets ............   4.14%           3.56%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses
  paid indirectly ................................................   3.74%           2.98%
 Portfolio turnover ..............................................     23%             24%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free North Dakota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year          Year   Eight Months    Year         Year
                                                              Ended        Ended        Ended       Ended       Ended        Ended
                                                            2/28/01(1)    8/31/00      8/31/99   8/31/98(1)   12/31/97(2)   12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000

Income (loss) from investment operations:
 Net investment income ....................................     0.279       0.547        0.541       0.364        0.546       0.540
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.070      (0.180)      (0.578)      0.120        0.451      (0.130)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.349       0.367       (0.037)      0.484        0.997       0.410
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.279)     (0.547)      (0.541)     (0.364)      (0.557)     (0.530)
 Distributions from net realized gain on investments ......        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.279)     (0.547)      (0.583)     (0.364)      (0.557)     (0.530)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.710     $10.640      $10.820     $11.440      $11.320     $10.880
                                                              =====================================================================

Total return(3) ...........................................     3.33%       3.58%       (0.41%)      4.35%        9.43%       3.89%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $21,197     $22,733      $27,032     $30,496      $30,965     $33,713
 Ratio of expenses to average net assets ..................     0.97%       1.04%        1.00%       1.00%        1.00%       0.88%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     0.97%       1.04%        1.04%       1.15%        1.04%       1.08%
 Ratio of net investment income to average
  net assets ..............................................     5.30%       5.19%        4.79%       4.82%        4.97%       5.01%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     5.30%       5.19%        4.75%       4.67%        4.93%       4.81%
 Portfolio turnover .......................................        --          7%          28%         23%          41%         58%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free North Dakota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year        Year      Eight Months     Year       Year
                                                                Ended      Ended       Ended        Ended         Ended      Ended
                                                              2/28/01(1)  8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000

Income (loss) from investment operations:
 Net investment income ....................................     0.239       0.468        0.457       0.308        0.484       0.490
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.070      (0.180)      (0.578)      0.119        0.451      (0.130)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.309       0.288       (0.121)      0.427        0.935       0.360
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.239)     (0.468)      (0.457)     (0.307)      (0.495)     (0.480)
 Distributions from net realized gain on investments ......        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.239)     (0.468)      (0.499)     (0.307)      (0.495)     (0.480)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.710     $10.640      $10.820     $11.440      $11.320     $10.880
                                                              =====================================================================

Total return(3) ...........................................     2.95%       2.81%       (1.14%)      3.83%        8.82%       3.39%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................    $1,004        $910       $1,048        $980         $889        $700
 Ratio of expenses to average net assets ..................     1.72%       1.79%        1.75%       1.75%        1.55%       1.36%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.72%       1.79%        1.79%       1.90%        1.59%       1.83%
 Ratio of net investment income to average
  net assets ..............................................     4.55%       4.44%        4.04%       4.07%        4.42%       4.52%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.55%       4.44%        4.00%       3.92%        4.38%       4.05%
 Portfolio turnover .......................................        --          7%          28%         23%          41%         58%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free North Dakota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year        Year     Eight Months     Year       Year
                                                               Ended       Ended        Ended       Ended         Ended      Ended
                                                            2/28/01(1)     8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.630     $10.810      $11.430     $11.320      $10.870     $11.000

Income (loss) from investment operations:
 Net investment income ....................................     0.239       0.466        0.456       0.307        0.441       0.440
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.070      (0.180)      (0.578)      0.110        0.468      (0.140)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.309       0.286       (0.122)      0.417        0.909       0.300
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.239)     (0.466)      (0.456)     (0.307)      (0.459)     (0.430)
 Distributions from net realized gain on investments ......        --          --       (0.042)         --           --          --
                                                              ---------------------------------------------------------------------
 Total dividends and distributions ........................    (0.239)     (0.466)      (0.498)     (0.307)      (0.459)     (0.430)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.700     $10.630      $10.810     $11.430      $11.320     $10.870
                                                              =====================================================================

Total return(3) ...........................................     2.95%       2.79%       (1.15%)      3.74%        8.57%       2.81%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................      $336        $327         $322         $30          $41         $40
 Ratio of expenses to average net assets ..................     1.72%       1.79%        1.75%       1.75%        1.87%       1.75%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     1.72%       1.79%        1.79%       1.90%        1.91%       1.75%
 Ratio of net investment income to average
  net assets ..............................................     4.55%       4.44%        4.04%       4.07%        4.10%       4.06%
 Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly ............................     4.55%       4.44%        4.00%       3.92%        4.06%       4.06%
 Portfolio turnover .......................................        --          7%          28%         23%          41%         58%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers seven series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Kansas Fund; Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free New Mexico Fund, and Delaware Tax-Free Oregon Insured Fund.

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund, and Delaware Montana Municipal Bond Fund.

Voyageur Tax-Free Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Minnesota Fund and Delaware Tax-Free North Dakota Fund.

These financial statements and the related notes pertain to the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, and Delaware Tax-Free North Dakota Fund (the "Fund" or collectively the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares.

Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, and Delaware Tax-Free North Dakota Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

--------------------------------------------------------------------------------
Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions, which are determined in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the six months ended February 28, 2001 were as follows:


                                                       Delaware Tax-Free   Delaware Tax-Free    Delaware Montana   Delaware Tax-Free
                                                             Idaho             Kansas             Municipal Bond      North Dakota
                                                             Fund               Fund                   Fund              Fund
                                                       -----------------   -----------------    -----------------  -----------------
Commission reimbursements ...........................        $574               $164                   $46               $262
Earnings credits ....................................         319                 14                    --                  2


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                            Delaware Tax-Free   Delaware Tax-Free    Delaware Montana   Delaware Tax-Free
                                                  Idaho              Kansas          Municipal Bond        North Dakota
                                                  Fund                Fund                 Fund               Fund
                                            -----------------   -----------------    ----------------    ----------------
On the first $500 million .................       0.55%               0.55%                0.55%              0.55%
On the next $500 million ..................       0.50%               0.50%                0.50%              0.50%
On the next $1.5 billion ..................       0.45%               0.45%                0.45%              0.45%
In excess of $2.5 billion .................       0.425%              0.425%               0.425%             0.425%



DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets through October 31, 2001, as shown below.

                                     Delaware Tax-Free    Delaware Tax-Free     Delaware Montana     Delaware Tax-Free
                                           Idaho              Kansas             Municipal Bond         North Dakota
                                           Fund                Fund                  Fund                 Fund
                                     -----------------    ------------------    ----------------      ----------------
Operating expense
   limitation as a percentage
   of average daily net assets
   (per annum) ..................          0.75%              0.75%                   0.50%                 N/A


The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended February 28, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

   Delaware Tax-Free   Delaware Tax-Free    Delaware Montana   Delaware Tax-Free
        Idaho                Kansas          Municipal Bond       North Dakota
        Fund                  Fund                 Fund              Fund
   -----------------   -----------------    ----------------   -----------------
      $10,948                 $682                $1,241             $579

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At February 28, 2001, each Fund had liabilities payable to affiliates as follows:

                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Montana    Delaware Tax-Free
                                             Idaho              Kansas            Municipal Bond        North Dakota
                                             Fund                Fund                  Fund                Fund
                                       -----------------    -----------------    ----------------    ------------------
Investment management fee
   payable to DMC .....................     $21,696             $6,276                 $456               $9,551
Dividend disbursing, transfer agent
   fees, accounting and other
   expenses payable to DSC ............       6,665              1,622                  687                2,617
Other expenses payable to
   DMC and affiliates .................      24,887              1,448                  436                2,502

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments

For the six months ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:


                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Montana    Delaware Tax-Free
                                             Idaho              Kansas            Municipal Bond        North Dakota
                                             Fund                Fund                  Fund                Fund
                                       -----------------    -----------------    ----------------    ------------------
Purchases .............................    $6,310,492           $689,200             $1,267,753          $        --
Sales .................................     5,371,155            858,335                455,000            1,521,040


At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:


                                       Delaware Tax-Free    Delaware Tax-Free    Delaware Montana    Delaware Tax-Free
                                             Idaho              Kansas            Municipal Bond        North Dakota
                                             Fund                Fund                  Fund                Fund
                                       -----------------    -----------------    ----------------    ------------------
Cost of investments ...................  $50,201,296           $14,035,363          $4,269,886          $22,120,568
                                         -----------           -----------          ----------          -----------
Aggregate unrealized
   appreciation .......................    1,531,171               788,476             201,685              786,552
Aggregate unrealized
   depreciation .......................     (994,928)              (68,419)             (4,899)            (593,226)
                                         -----------           -----------          ----------          -----------
Net unrealized
   appreciation .......................  $   536,243           $   720,057          $  196,786          $   193,286
                                         ===========           ===========          ==========          ===========

--------------------------------------------------------------------------------
3. Investments (continued)

For federal income tax purposes, certain Funds had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                         Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                              Idaho               Kansas          North Dakota
Year of Expiration            Fund                 Fund               Fund
-------------------      -----------------  -----------------  -----------------
   2006 ................    $44,632              $    --            $    --
   2008 ................         --               49,427             16,837
                            -------              -------            -------
Total ..................    $44,632              $49,427            $16,837
                            =======              =======            =======
4. Capital Shares

Transactions in capital shares were as follows:


                                          Delaware Tax-Free                Delaware Tax-Free
                                             Idaho Fund                       Kansas Fund
                                      -------------------------        -------------------------
                                      Six Months         Year          Six Months          Year
                                        Ended            Ended            Ended           Ended
                                       2/28/01          8/31/00          2/28/01         8/31/00

Shares sold:
   Class A .......................    474,330           552,603            22,087         82,455
   Class B .......................     60,437           136,768            12,149         32,372
   Class C .......................     77,095           131,600            81,064         20,247

Shares issued upon reinvestment
   of distributions:
   Class A .......................     56,422           121,535            12,348         27,280
   Class B .......................     14,079            28,556             4,937         12,657
   Class C .......................      5,698            12,286               915          1,170
                                     --------        ----------          --------       --------
                                      688,061           983,348           133,500        176,181
                                     --------        ----------          --------       --------
Shares repurchased:
   Class A .......................   (419,193)       (1,492,781)          (91,697)      (203,299)
   Class B .......................    (50,220)         (136,088)          (24,974)      (137,989)
   Class C .......................    (70,223)         (118,333)           (8,703)       (30,090)
                                     --------        ----------          --------       --------
                                     (539,636)       (1,747,202)         (125,374)      (371,378)
                                     --------        ----------          --------       --------
Net increase (decrease) ..........    148,425          (763,854)            8,126       (195,197)
                                      =======          ========             =====       ========

38

--------------------------------------------------------------------------------
4. Capital Shares (continued)

                                         Delaware Montana                   Delaware Tax-Free
                                        Municipal Bond Fund                 North Dakota Fund
                                     -------------------------           -----------------------
                                     Six Months        11/2/99*          Six Months       Year
                                       Ended             to                 Ended         Ended
                                      2/28/01          8/31/00             2/28/01       8/31/00
Shares sold:
   Class A .......................     70,860           340,366            11,733         29,223
   Class B .......................     27,987           233,714            13,325          7,826
   Class C .......................     67,813            60,101                --              6

Shares issued upon reinvestment
   of distributions:
   Class A .......................      8,108             7,378            33,453         74,060
   Class B .......................      3,192             2,989             1,030          2,250
   Class C .......................        888               678               710          1,343
                                      -------           -------          --------       --------
                                      178,848           645,226            60,251        114,708
                                      -------           -------          --------       --------
Shares repurchased:
   Class A .......................         --              (895)         (202,967)      (464,951)
   Class B .......................     (9,225)               --            (6,129)       (21,452)
   Class C .......................         (1)               --                --           (376)
                                      -------           -------          --------       --------
                                       (9,226)             (895)         (209,096)      (486,779)
                                      -------           -------          --------       --------
Net increase (decrease) ..........    169,622           644,331          (148,845)      (372,071)
                                      =======           =======          ========       ========

----------
*Commencement of operations.

5. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Credit and Market Risk

The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                         International and Global              Tax-Exempt Income


   o Technology and Innovation               o Emerging Markets Fund               o National High-Yield
       Fund

   o American Services Fund                  o New Pacific Fund                       Municipal Bond Fund

   o Select Growth Fund                      o Overseas Equity Fund                o Tax-Free USA Fund

   o Trend Fund                              o International Equity Fund           o Tax-Free Insured Fund

   o Growth Opportunities Fund               o Global Equity Fund                  o Tax-Free USA

   o Small Cap Value Fund                    o Global Bond Fund                       Intermediate Fund

   o U.S. Growth Fund                     Current Income                           o State Tax-Free Funds*

   o Tax-Efficient Equity Fund               o Delchester Fund                  Stability of Principal

   o Social Awareness Fund                   o High-Yield                          o Cash Reserve

   o Growth Stock Fund                         Opportunities Fund                  o Tax-Free Money Fund

Total Return                                 o Strategic Income Fund            Asset Allocation

   o Blue Chip Fund                          o Corporate Bond Fund                 o Foundation Funds

   o Devon Fund                              o Extended Duration                      Growth Portfolio

   o Growth and Income Fund                     Bond Fund                             Balanced Portfolio

   o Decatur Equity                          o American Government                    Income Portfolio

      Income Fund                               Bond Fund

   o REIT Fund                               o U.S. Government

   o Balanced Fund                              Securities Fund

                                             o Limited-Term

                                                Government Fund


*Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com


This semi-annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, and Delaware Tax-Free North Dakota Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                                  Thomas F. Madison                            Investment Manager
                                                   President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                           MLM Partners, Inc.                           Philadelphia, PA
Chairman                                           Minneapolis, MN
Delaware Investments Family of Funds                                                            International Affiliate
Philadelphia, PA                                   Janet L. Yeomans                             Delaware International Advisers Ltd.
                                                   Vice President and Treasurer                 London, England
Walter P. Babich                                   3M Corporation
Board Chairman                                     St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                      Delaware Distributors, L.P.
King of Prussia, PA                                                                             Philadelphia, PA

David K. Downes                                    AFFILIATED OFFICERS                          Shareholder Servicing, Dividend
President and Chief Executive Officer                                                           Disbursing and Transfer Agent
Delaware Investments Family of Funds               William E. Dodge                             Delaware Service Company, Inc.
Philadelphia, PA                                   Executive Vice President and                 Philadelphia, PA
                                                   Chief Investment Officer, Equity
John H. Durham                                     Delaware Investments Family of Funds         2005 Market Street
Private Investor                                   Philadelphia, PA                             Philadelphia, PA 19103-7057
Horsham, PA
                                                   Jude T. Driscoll
John A. Fry                                        Executive Vice President and
Executive Vice President                           Head of Fixed Income
University of Pennsylvania                         Delaware Investments Family of Funds
Philadelphia, PA                                   Philadelphia, PA

Anthony D. Knerr                                   Richard J. Flannery
Consultant, Anthony Knerr & Associates             President and Chief Executive Officer
New York, NY                                       Delaware Distributors, L.P.
                                                   Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4447)                                                        Printed in the USA
SA-360 [2/01] BUR 4/01                                                     J6959